EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of IHealth, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Brian S. John, Chief Executive Officer, principal executive officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Brian S. John
                                        -----------------
                                        Brian S. John,
                                        Chief Executive Officer, principal
                                        executive officer and principal
                                        accounting officer
April 14, 2005